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Exhibit 10.10

                                   RENEWAL OF
                          EMPLOYMENT AGREEMENT BETWEEN


                  Drew K. Hostetter, EVP, CFO and Treasurer AND


                          SUSQUEHANNA BANCSHARES, INC.

     As of Wednesday, January 15, 2003, the employment of Drew K. Hostetter is hereby deemed to be renewed for three (3) years under the terms and conditions per the Employment Agreement dated March 12, 2001 (but effective as of February 28, 2001), as amended.

     The base salary as per Section 4.1 will be $281,965 per year.

                                              SUSQUEHANNA BANCSHARES, INC.
Attest:



/s/ Lisa M. Cavage                            By: /s/ Edward Balderston, Jr.
------------------                                --------------------------
Secretary                                     Edward Balderston, Jr.
Lisa M. Cavage                                SVP & Group Executive


[SEAL]

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                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     The Employment Agreement effective as of February 28, 2001, and amended by the First Amendment to Employment Agreement dated January 18, 2002, by and between SUSQUEHANNA BANCSHARES, INC., a Pennsylvania corporation organized as a financial holding company under the Bank Holding Company Act of 1956, as amended (the "Company"), and DREW K. HOSTETTER, an adult individual whose principal residence is at 812 Westminster Drive, Lancaster, Pennsylvania 17601 (the "Employee"), is hereby amended as follows:

     1. Subparagraph 10.5(b) is amended to read in its entirety as follows:

     "(b) all other employee benefits to which the Employee would have been entitled under paragraph 7 hereof if he had remained in the employ of the Company for the remainder of the Period of Employment. However, to the extent that such employee benefits are provided by insurance companies and other vendors not affiliated with the Company, the obligation of the Company to provide such employee benefits shall not exceed that to which the Employee would be entitled under the contracts in force between the Company and such vendors at the time of the event of termination under this subparagraph 10.5."

     As so amended, said Employment Agreement is hereby confirmed, with the intent to be legally bound, this 22nd day of January, 2003.


                                                  SUSQUEHANNA BANCSHARES, INC.



Attest: /s/ Lisa M. Cavage                        By: /s/ William J. Reuter
        ------------------                            ---------------------
Secretary                                         Name:   William J. Reuter
                                                  Title:  President and CEO

                                                  EMPLOYEE

Witness:

/s/ Edward Balderston, Jr.                        /s/ Drew K. Hostetter
--------------------------                        ---------------------
Name: Edward Balderston, Jr.                      Drew K. Hostetter